SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                January 1, 2006
Date of Report.................................................................
                         (Date of earliest event reported)

                      DAIMLERCHRYSLER MASTER OWNER TRUST
................................................................................
            (Exact name of registrant as specified in its charter)

                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                                 (Depositor)
               DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC
                                  (Sponsor)

  State of Delaware                 333-120110                  38-3523542
...............................   .................          ..................
(State or other jurisdiction        (Commission                  (IRS Employer
     of incorporation)               File No.)              Identification No.)


             27777 Inkster Road, Farmington Hills, Michigan 48334
................................................................................
                   (Address of principal executive offices)

                                                     (248) 427-2625
Registrant's telephone number, including area code.............................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 6 Asset-Backed Securities

Item 6.02.  Change of Servicer.


         DaimlerChrysler Financial Services Americas LLC ("DCFS"), a Michigan limited liability company which originates the accounts and receivables, has become the servicer of the receivables under the Sale and Servicing Agreement dated as of December 16, 2004 with the issuer and DaimlerChrysler Wholesale Receivables LLC.

         Prior to January 1, 2006, DCFS was a wholly-owned subsidiary of DaimlerChrysler Services North America LLC, a Michigan limited liability company ("DCS"), which was the servicer until January 1, 2006. On January 1, 2006, DCS merged into DCFS, with DCFS being the surviving legal entity. Immediately following the merger, DCFS became the seller under the receivables purchase agreement, the servicer under the Sale and Servicing Agreement and the administrator under the administration agreement, and now has substantially the same assets and liabilities and substantially the same personnel and the same servicing operations and procedures that DCFS had prior to the merger. The terms of the Sale and Servicing Agreement were not changed in connection with the merger, except that DCFS is now the servicer.

         DCFS is a wholly-owned subsidiary of DaimlerChrysler Corporation ("DaimlerChrysler") and engages in providing consumer and dealer automotive financing for the products of DaimlerChrysler and other manufacturers, including retail and lease financing for vehicles and dealer inventory and other financing needs. DaimlerChrysler is an indirectly owned subsidiary of DaimlerChrysler AG ("DaimlerChrysler AG"), a German corporation. DCFS's executive offices are located at 27777 Inkster Road, Farmington Hills, Michigan 48334, and its telephone number is (248) 427-3000.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC as beneficiary of DaimlerChrysler Master Owner Trust

                          By:  Chrysler Financial Receivables
                               Corporation, a Member


                          By:  /s/   B. C. Babbish
                               -------------------------------------------
                                     B. C. Babbish
                                     Assistant Secretary



Date:  January 6, 2006



                                      3